Q4 Fiscal 2021 Supplemental Information

2 Updates to Acquisition Revenue Adjustments Under GAAP, companies historically were required to adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting. Prior to the second quarter of our fiscal 2021 we included adjusted net revenue, adjusted EBITDA and pro forma adjusted diluted EPS inclusive of an “Acquisition Revenue Adjustment” which removed the effect of purchase accounting write-downs of deferred revenue from acquisitions that had closed prior to the date of the earnings release. We also historically included an estimated amount of Acquisition Revenue Adjustments, excluding future acquisitions, in our guidance for adjusted net revenue, adjusted EBITDA and pro forma adjusted diluted EPS. As part of the ordinary course SEC comment process, however, beginning with the third quarter of our fiscal 2021, we no longer adjust revenue, EBITDA and pro forma diluted EPS to remove the effect of Acquisition Revenue Adjustments. Subsequent to the change we presented the excluded adjustment separately for informational purposes below adjusted EBITDA in our press release and in the supplement. In October 2021, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2021-08 (the "ASU"), Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. Among other things, the ASU reversed the previous requirement to write down deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Instead it would result in acquiring companies recording deferred revenue acquired at its book value, assuming the deferred revenue had been recorded in accordance with U.S. GAAP prior to the acquisition. Early adoption is permitted and we have done so retrospectively for all acquisitions completed during fiscal year 2021. As part of this, we have adjusted our quarterly financial data for fiscal year 2021, and Acquisition Revenue Adjustments are no longer relevant for acquisitions occurring during fiscal year 2021. The remaining Acquisitions Revenue Adjustments relate to acquisitions completed during, or before, fiscal year 2020.

Q4 Fiscal 2021 GAAP Measures

The following is our Income (loss) from operations for the three and twelve months ended September 30, 2021 and 2020 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three months ended September 30, 2021				Three months ended September 30, 2020			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 6,546	$ 5,958	$ (11,877)	$ 627	$ 5,147	$ 2,729	$ (6,678)	$ 1,198

($ in thousands)	Year ended September 30, 2021				Year ended September 30, 2020			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 21,652	$ 16,207	$ (37,871)	$ (12)	$ 23,528	$ 8,704	$ (24,459)	$ 7,773

i3 VERTICALS

3

4 Q4 Fiscal 2021 Segment Performance(1) ($ in thousands) Three months ended September 30, Period over period growth2021 2020 Revenue(2) Merchant Services $ 30,740 $ 24,759 24% Proprietary Software and Payments 36,942 13,924 165% Other (505) (411) nm Total $ 67,177 $ 38,272 76% Adjusted EBITDA(2)(3) Merchant Services $ 9,075 $ 7,525 21% Proprietary Software and Payments 11,063 4,783 131% Other (3,081) (2,780) (11)% Total $ 17,057 $ 9,528 79% Acquisition Revenue Adjustments(2) Merchant Services $ — $ — Proprietary Software and Payments 15 154 Total $ 15 $ 154 Volume Merchant Services $ 4,978,080 $ 3,614,766 38% Proprietary Software and Payments 619,810 364,827 70% Total $ 5,597,890 $ 3,979,593 41% 1. i3 Verticals has two segments, “Merchant Services” and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Revenue and adjusted EBITDA exclude acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2. 3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Q4 Fiscal 2021 Segment Performance[1]

($ in thousands)	Years ended September 30, 2021	2020	Period over period growth
Revenue[2]			
Merchant Services	$ 111,870	$ 100,949	11%
Proprietary Software and Payments	114,433	50,953	125%
Other	(2,179)	(1,768)	nm
Total	$ 224,124	$ 150,134	49%
Adjusted EBITDA[2][3]			
Merchant Services	$ 33,162	$ 30,754	8%
Proprietary Software and Payments	35,600	17,818	100%
Other	(13,355)	(10,839)	(23)%
Total	$ 55,407	$ 37,733	47%
Acquisition Revenue Adjustments[2]			
Merchant Services	$ —	$ —	
Proprietary Software and Payments	600	824	
Total	$ 600	$ 824	
Volume			
Merchant Services	$ 17,138,214	$ 13,553,263	26%
Proprietary Software and Payments	1,659,693	823,885	101%
Total	$ 18,797,907	$ 14,377,148	31%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services" and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Revenue and adjusted EBITDA exclude acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2.
3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.
4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

5

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended September 30, 2021				Three months ended September 30, 2020			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 6,546	$ 5,958	$ (11,877)	$ 627	$ 5,147	$ 2,729	$ (6,678)	$ 1,198
Interest expense, net	—	—	2,708	2,708	—	—	2,305	2,305
Other (income) expense	—	—	(242)	(242)	—	—	1,792	1,792
Benefit from income taxes	—	—	107	107	—	—	(877)	(877)
Net income (loss)	6,546	5,958	(14,450)	(1,946)	5,147	2,729	(9,898)	(2,022)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	107	107	—	—	(877)	(877)
Financing-related expenses[(1)]	—	—	—	—	—	—	43	43
Non-cash change in fair value of contingent consideration[(2)]	(179)	1,484	—	1,305	(400)	452	—	52
Equity-based compensation[(3)]	—	—	8,166	8,166	—	—	3,002	3,002
Acquisition-related expenses[(4)]	—	—	254	254	—	—	508	508
Acquisition intangible amortization[(5)]	2,387	2,950	—	5,337	2,539	1,085	—	3,624
Non-cash interest expense[(6)]	—	—	1,394	1,394	—	—	1,429	1,429
Other taxes[(7)]	2	6	218	226	3	—	173	176
Other expenses related to adjustments of liabilities under Tax Receivable Agreement[(8)]	—	—	(496)	(496)	—	—	323	323
Non-cash loss on Exchangeable Note repurchases[(9)]	—	—	—	—	—	—	1,469	1,469
COVID-19 related expenses[(10)]	—	—	—	—	—	—	—	—
Net loss on sale of investment[(11)]	—	—	253	253	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	8,756	10,398	(4,554)	14,600	7,289	4,266	(3,828)	7,727
Pro forma taxes at effective tax rate[(12)]	(2,188)	(2,600)	1,138	(3,650)	(1,823)	(1,067)	958	(1,932)
Pro forma adjusted net income (loss)[(13)]	6,568	7,798	(3,416)	10,950	5,466	3,199	(2,870)	5,795
Plus:								
Cash interest expense (income), net[(14)]	—	—	1,314	1,314	—	—	876	876
Pro forma taxes at effective tax rate[(12)]	2,188	2,600	(1,138)	3,650	1,823	1,067	(958)	1,932
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[(15)]	319	665	159	1,143	236	517	172	925
Adjusted EBITDA[(16)]	$ 9,075	$ 11,063	$ (3,081)	$ 17,057	$ 7,525	$ 4,783	$ (2,780)	$ 9,528
Acquisition revenue adjustments[(16)]	$ —	$ 15	$ —	$ 15	$ —	$ 154	$ —	$ 154

3 VERTICALS

See footnotes continued on the next slide.

6

7 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense consisted of $8,166 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $3,002 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended September 30, 2021 and 2020, respectively. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, employer portion payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 10. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 11. When the Company becomes aware of an observable price change in an investment, such as a planned third party acquisition of the entity underlying the investment, we will adjust the carry value of the investment, which the Company recognizes in other income. 12. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 13. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 14. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 15. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 16. Adjusted EBITDA excludes acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2. We have presented the excluded adjustment separately for informational purposes.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Year ended September 30, 2021 Merchant Services	Year ended September 30, 2021 Proprietary Software and Payments	Year ended September 30, 2021 Other	Year ended September 30, 2021 Total	Year ended September 30, 2020 Merchant Services	Year ended September 30, 2020 Proprietary Software and Payments	Year ended September 30, 2020 Other	Year ended September 30, 2020 Total
Income (loss) from operations	$ 21,652	$ 16,207	$ (37,871)	$ (12)	$ 23,528	$ 8,704	$ (24,459)	$ 7,773
Interest expense, net	—	—	9,799	9,799	(1)	—	8,927	8,926
Other expense	—	—	(2,595)	(2,595)	—	—	2,621	2,621
Benefit from income taxes	—	—	623	623	—	—	(2,795)	(2,795)
Net income (loss)	21,652	16,207	(45,698)	(7,839)	23,529	8,704	(33,212)	(979)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	623	623	—	—	(2,795)	(2,795)
Financing-related expenses[1]	—	—	152	152	—	—	286	286
Non-cash change in fair value of contingent consideration[2]	177	6,963	—	7,140	(4,691)	3,282	—	(1,409)
Equity-based compensation[3]	—	—	20,860	20,860	—	—	10,452	10,452
Acquisition-related expenses[4]	—	—	2,319	2,319	—	—	1,811	1,811
Acquisition intangible amortization[5]	10,115	9,839	—	19,954	10,780	3,717	—	14,497
Non-cash interest expense[6]	—	—	5,450	5,450	—	—	3,844	3,844
Other taxes[7]	23	34	474	531	14	—	351	365
Other expenses related to adjustments of liabilities under Tax Receivable Agreement[8]	—	—	(496)	(496)	—	—	323	323
Non-cash loss on Exchangeable Note repurchases[9]	—	—	—	—	—	—	2,297	2,297
COVID-19 related expenses[10]	—	—	—	—	107	109	23	239
Net gain on sale of investments[11]	—	—	(2,100)	(2,100)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	31,967	33,043	(18,416)	46,594	29,739	15,812	(16,620)	28,931
Pro forma taxes at effective tax rate[12]	(7,992)	(8,261)	4,604	(11,649)	(7,435)	(3,953)	4,155	(7,233)
Pro forma adjusted net income (loss)[13]	23,975	24,782	(13,812)	34,945	22,304	11,859	(12,465)	21,698
Plus:								
Cash interest (income) expense, net[14]	—	—	4,349	4,349	(1)	—	5,083	5,082
Pro forma taxes at effective tax rate[12]	7,992	8,261	(4,604)	11,649	7,435	3,953	(4,155)	7,233
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[15]	1,195	2,557	712	4,464	1,016	2,006	698	3,720
Adjusted EBITDA[16]	$ 33,162	$ 35,600	$ (13,355)	$ 55,407	$ 30,754	$ 17,818	$ (10,839)	$ 37,733
Acquisition revenue adjustments[16]	$ —	$ 600	$ —	$ 600	$ —	$ 824	$ —	$ 824

3VERTICALS

See footnotes continued on the next slide.

8

9 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense consisted of $20,860 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $10,452 related to stock options issued under the Company's 2018 Equity Incentive Plan during the years ended September 30, 2021 and 2020, respectively. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, employer portion payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 10. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 11. When the Company becomes aware of an observable price change in an investment, such as a planned third party acquisition of the entity underlying the investment, we will adjust the carry value of the investment, which the Company recognizes in other income. 12. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates. 13. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 14. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 15. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 16. Adjusted EBITDA excludes acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2. We have presented the excluded adjustment separately for informational purposes.

10 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of September 30, 2021 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 104.4 Exchangeable Notes 99.8 Debt issuance costs, net (3.6) Total long-term debt, net of issuance costs $ 200.6 Non-GAAP Adjustments: Discount on Exchangeable Notes(1) $ 17.2 Exchangeable Notes 99.8 Exchangeable Notes Face Value $ 117.0 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 104.4 Exchangeable Notes Face Value 117.0 Less: Cash and Cash Equivalents(2) (10.0) Total long-term debt for use in our Total Leverage Ratio $ 211.4 The reconciliation of our GAAP Long-term debt, net of issuance costs and the debt balance used in our Total Leverage Ratio: 1. In accordance with Financial Accounting Standards Board Accounting Standards Codification 470-20, Debt with Conversion and Other Options (“ASC 470-20”), convertible debt that may be entirely or partially settled in cash (such as the notes) is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s non-convertible debt interest cost. On the issue date, the value of the exchange option of the notes, representing the equity component was recorded as additional paid-in capital within shareholders’ equity and as a discount to the notes, which reduces their initial carrying value. The carrying value of the notes, net of the discount recorded, was accrued up to the principal amount of such notes from the issue date until maturity. ASC 470-20 does not affect the actual amount that the Issuer is required to repay. The amount shown in the table above for the discount reflects the debt discount for the value of the exchange option. 2. Although our cash and cash equivalents balance at September 30, 2021 was $3,641, in accordance with our Senior Secured Credit Facility, only up to $10,000 of unrestricted cash and cash equivalents may be subtracted from the calculation of long-term debt for use in our Total Leverage Ratio.

Q3 Fiscal 2021 Supplemental Information

Q3 Fiscal 2021 GAAP Measures

The following is our Income (loss) from operations for the three months ended June 30, 2021 and 2020 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three months ended June 30, 2021				Three months ended June 30, 2020			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,569	$ 3,054	$ (9,458)	$ (835)	$ 4,975	$ 1,265	$ (5,803)	$ 437

3 VERTICALS

12

Q3 Fiscal 2021 Segment Performance[1]

($ in thousands)	Three months ended June 30, 2021	Three months ended June 30, 2020[4]	Period over period growth
Revenue[2]			
Merchant Services	$ 29,963	$ 22,222	35%
Proprietary Software and Payments	33,729	9,767	245%
Other	(563)	(416)	nm
Total	$ 63,129	$ 31,573	100%
Adjusted EBITDA[2][3]			
Merchant Services	$ 8,744	$ 6,695	31%
Proprietary Software and Payments	10,326	2,589	299%
Other	(3,536)	(2,257)	(57)%
Total	$ 15,534	$ 7,027	121%
Acquisition Revenue Adjustments[2]			
Merchant Services	$ —	$ —	
Proprietary Software and Payments	89	24	
Total	$ 89	$ 24	
Volume			
Merchant Services	$ 4,761,350	$ 2,909,731	64%
Proprietary Software and Payments	374,935	70,971	428%
Total	$ 5,136,285	$ 2,980,702	72%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services" and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Revenue and adjusted EBITDA exclude acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2.
3. Adjusted EBITDA is a non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

13

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended June 30, 2021				Three months ended June 30, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,569	$ 3,054	$ (9,458)	$ (835)	$ 4,975	$ 1,265	$ (5,803)	$ 437
Interest (income) expense, net	—	—	2,704	2,704	(1)	—	2,424	2,423
Other expense	—	—	—	—	—	—	829	829
Benefit from income taxes	—	—	662	662	—	—	(5)	(5)
Net income (loss)	5,569	3,054	(12,824)	(4,201)	4,976	1,265	(9,051)	(2,810)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	662	662	—	—	(5)	(5)
Financing-related expenses[2]	—	—	36	36	—	—	22	22
Non-cash change in fair value of contingent consideration[3]	36	3,573	—	3,609	(1,345)	(128)	—	(1,473)
Equity-based compensation[4]	—	—	5,111	5,111	—	—	2,816	2,816
Acquisition-related expenses[5]	—	—	535	535	—	—	458	458
Acquisition intangible amortization[6]	2,823	2,850	—	5,673	2,674	878	—	3,552
Non-cash interest expense[7]	—	—	1,372	1,372	—	—	1,436	1,436
Other taxes[8]	13	19	50	82	4	—	50	54
Non-cash loss on Exchangeable Note repurchases[9]	—	—	—	—	—	—	828	828
COVID-19 related expenses[10]	—	—	—	—	107	109	23	239
Non-GAAP adjusted income (loss) before taxes	8,441	9,496	(5,058)	12,879	6,416	2,124	(3,423)	5,117
Pro forma taxes at effective tax rate[11]	(2,111)	(2,374)	1,265	(3,220)	(1,604)	(531)	855	(1,280)
Pro forma adjusted net income (loss)[12]	6,330	7,122	(3,793)	9,659	4,812	1,593	(2,568)	3,837
Plus:								
Cash interest (income) expense, net[13]	—	—	1,333	1,333	(1)	—	988	987
Pro forma taxes at effective tax rate[11]	2,111	2,374	(1,265)	3,220	1,604	531	(855)	1,280
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[14]	303	830	189	1,322	280	465	178	923
Adjusted EBITDA[15]	$ 8,744	$ 10,326	$ (3,536)	$ 15,534	$ 6,695	$ 2,589	$ (2,257)	$ 7,027
Acquisition revenue adjustments[15]	$ —	$ 89	$ —	$ 89	$ —	$ 24	$ —	$ 24

See footnotes continued on the next slide.

14

15 Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $5,111 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $2,816 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended June 30, 2021 and 2020, respectively. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer portion payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 9. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 10. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 11. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 12. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 15. Adjusted EBITDA excludes acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2. We have presented the excluded adjustment separately for informational purposes.

Q2 Fiscal 2021 Supplemental Information

Q2 Fiscal 2021 GAAP Measures

The following is our Income (loss) from operations for the three months ended March 31, 2021 and 2020 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three months ended March 31, 2021				Three months ended March 31, 2020			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 4,684	$ 5,250	$ (8,735)	$ 1,199	$ 4,979	$ 3,842	$ (6,780)	$ 2,041

3 VERTICALS
17

Q2 Fiscal 2020 Segment Performance[1]

($ in thousands)	Three months ended March 31, 2021		2020[3]	Period over period growth
Revenue[2]				
Merchant Services	$	26,106	$ 25,729	1%
Proprietary Software and Payments		23,769	13,980	70%
Other		(678)	(531)	nm
Total	$	49,197	$ 39,178	26%
Adjusted EBITDA[2]				
Merchant Services	$	7,560	$ 7,328	3%
Proprietary Software and Payments		8,370	5,713	47%
Other		(3,704)	(3,209)	(15)%
Total	$	12,226	$ 9,832	24%
Acquisition Revenue Adjustments[2]				
Merchant Services	$	—	$ —	
Proprietary Software and Payments		209	133	
Total	$	209	$ 133	
Volume				
Merchant Services	$	3,816,170	$ 3,393,710	12%
Proprietary Software and Payments		447,035	184,025	143%
Total	$	4,263,205	$ 3,577,735	19%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services" and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Revenue and adjusted EBITDA exclude acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2.
3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.
4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

18

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended March 31, 2021				Three months ended March 31, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 4,684	$ 5,250	$ (8,735)	$ 1,199	$ 4,979	$ 3,842	$ (6,780)	$ 2,041
Interest expense, net	—	—	2,358	2,358	—	—	2,184	2,184
Benefit from income taxes	—	—	(136)	(136)	—	—	(2,062)	(2,062)
Net income (loss)	4,684	5,250	(10,957)	(1,023)	4,979	3,842	(6,902)	1,919
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(136)	(136)	—	—	(2,062)	(2,062)
Financing-related expenses[2]	—	—	63	63	—	—	221	221
Non-cash change in fair value of contingent consideration[3]	163	159	—	322	(649)	507	—	(142)
Equity-based compensation[4]	—	—	4,142	4,142	—	—	2,510	2,510
Acquisition-related expenses[5]	—	—	520	520	—	—	583	583
Acquisition intangible amortization[6]	2,419	2,408	—	4,827	2,728	872	—	3,600
Non-cash interest expense[7]	—	—	1,352	1,352	—	—	879	879
Other taxes[8]	1	9	119	129	3	—	78	81
Gain on investment[9]	—	—	(2,353)	(2,353)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	7,267	7,826	(7,250)	7,843	7,061	5,221	(4,693)	7,589
Pro forma taxes at effective tax rate[10]	(1,817)	(1,956)	1,224	(2,549)	(1,765)	(1,305)	1,173	(1,897)
Pro forma adjusted net income (loss)[11]	5,450	5,870	(6,026)	5,294	5,296	3,916	(3,520)	5,692
Plus:								
Cash interest expense (income), net[12]	—	—	1,006	1,006	—	—	1,305	1,305
Pro forma taxes at effective tax rate[10]	1,817	1,956	(1,224)	2,549	1,765	1,305	(1,173)	1,897
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[13]	293	544	187	1,024	267	492	179	938
Adjusted EBITDA[14]	$ 7,560	$ 8,370	$ (6,057)	$ 9,873	$ 7,328	$ 5,713	$ (3,209)	$ 9,832
Acquisition revenue adjustments[14]	$ —	$ 209	$ —	$ 209	$ —	$ 133	$ —	$ 133

3VERTICALS

See footnotes continued on the next slide.

19

20 Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $4,142 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $2,510 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended March 31, 2021 and 2020, respectively. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer portion payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 9. In March 2021, the Company became aware of an observable price change in an investment due to a planned third party acquisition of the entity underlying the investment. This resulted in an increase of $2,353 to the fair value of the investment at March 31, 2021, which the Company recognized in other income. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 12. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 13. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 14. Adjusted EBITDA excludes acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2. We have presented the excluded adjustment separately for informational purposes.

Q1 Fiscal 2021 Supplemental Information

Q1 Fiscal 2021 GAAP Measures

The following is our Income (loss) from operations for the three months ended December 31, 2020 and 2019 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three months ended December 31, 2020				Three months ended December 31, 2019			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 4,853	$ 1,945	$ (7,801)	$ (1,003)	$ 8,427	$ 868	$ (5,198)	$ 4,097

3VERTICALS

22

Q1 Fiscal 2021 Segment Performance[1]

($ in thousands)	Three months ended December 31, 2020	2019[3]	Period over period growth
Revenue[2]			
Merchant Services	$ 25,061	$ 28,239	(11)%
Proprietary Software and Payments	19,993	13,282	51%
Other	(433)	(410)	nm
Total	$ 44,621	$ 41,111	9%
Adjusted EBITDA[2]			
Merchant Services	$ 7,783	$ 9,206	(15)%
Proprietary Software and Payments	5,841	4,733	23%
Other	(3,033)	(2,593)	(17)%
Total	$ 10,591	$ 11,346	(7)%
Acquisition Revenue Adjustments[2]			
Merchant Services	$ —	$ —	
Proprietary Software and Payments	287	513	
Total	$ 287	$ 513	
Volume			
Merchant Services	$ 3,582,614	$ 3,635,056	(1)%
Proprietary Software and Payments	217,913	204,062	7%
Total	$ 3,800,527	$ 3,839,118	(1)%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services" and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Revenue and adjusted EBITDA exclude acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2.
3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.
4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

23

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended December 31, 2020				Three months ended December 31, 2019[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 4,853	$ 1,945	$ (7,801)	$ (1,003)	$ 8,427	$ 868	$ (5,198)	$ 4,097
Interest expense, net	—	—	2,029	2,029	—	—	2,014	2,014
Provision for income taxes	—	—	(10)	(10)	—	—	149	149
Net income (loss)	4,853	1,945	(9,820)	(3,022)	8,427	868	(7,361)	1,934
Non-GAAP Adjustments:								
Provision for income taxes	—	—	(10)	(10)	—	—	149	149
Financing-related expenses[2]	—	—	53	53	—	—	—	—
Non-cash change in fair value of contingent consideration[3]	157	1,747	—	1,904	(2,297)	2,451	—	154
Equity-based compensation[4]	—	—	3,441	3,441	—	—	2,124	2,124
Acquisition-related expenses[5]	—	—	1,010	1,010	—	—	262	262
Acquisition intangible amortization[6]	2,486	1,631	—	4,117	2,839	882	—	3,721
Non-cash interest expense[7]	—	—	1,332	1,332	—	—	100	100
Other taxes[8]	7	—	87	94	4	—	50	54
Non-GAAP adjusted income (loss) before taxes	7,503	5,323	(3,907)	8,919	8,973	4,201	(4,676)	8,498
Pro forma taxes at effective tax rate[9]	(1,876)	(1,331)	977	(2,230)	(2,243)	(1,050)	1,169	(2,124)
Pro forma adjusted net income (loss)[10]	5,627	3,992	(2,930)	6,689	6,730	3,151	(3,507)	6,374
Plus:								
Cash interest expense, net[11]	—	—	697	697	—	—	1,914	1,914
Pro forma taxes at effective tax rate[9]	1,876	1,331	(977)	2,230	2,243	1,050	(1,169)	2,124
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[12]	280	518	177	975	233	532	169	934
Adjusted EBITDA[13]	$ 7,783	$ 5,841	$ (3,033)	$ 10,591	$ 9,206	$ 4,733	$ (2,593)	$ 11,346
Acquisition revenue adjustments[13]	$ —	$ 287	$ —	$ 287	$ —	$ 513	$ —	$ 513

i3 VERTICALS

See footnotes continued on the next slide.

24

25 Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $3,441 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $2,124 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended December 31, 2020 and 2019, respectively. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer portion payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.. 13. Adjusted EBITDA excludes acquisition revenue adjustments for acquisitions occurring prior to October 1, 2020. See slide 2. We have presented the excluded adjustment separately for informational purposes.